                                  EXHIBIT 99.2


              Sale Agreement between EPL Flexible Packaging Limited

                       Printpack Europe (St Helens) Limited

                           and Printpack Europe Limited

                              Dated 4th July 1996



                  (1)    PRINTPACK EUROPE (ST. HELENS) LIMITED

                  (2)    EPL FLEXIBLE PACKAGING LIMITED

                  (3)    PRINTPACK EUROPE LIMITED


                   -------------------------------------------
                                   AGREEMENT
                           for the sale and purchase
                              of certain assets of
                     Printpack Europe (St. Helens) Limited
                   -------------------------------------------






                          ASJ/APW/(0639923,01)28.06.96

                                  Denton Hall
                               Five Chancery Lane
                                 Clifford's Inn
                                London EC4A 1BU
                               Fax: 0171-404-0087
                               Tel: 0171-242-1212

THIS AGREEMENT is made on 4th July 1996


BETWEEN:

(1) PRINTPACK EUROPE (ST HELENS) LIMITED (the "Vendor") registered in England under number 314747 whose registered office is at Bridge Hall Mills, Bridge Hall Lane, Bury, Lancashire BL9 7PA;

(2) EPL FLEXIBLE PACKAGING LIMITED (the "Purchaser") registered in England under Number 3191165 whose registered office is at 32 Broadstone Road. Harpenden, Herts AL5 1RG; and

(3) PRINTPACK EUROPE LIMITED (the "Guarantor") registered in England under number 230365 whose registered office is at Bridge Hall Mills aforesaid.


WHEREAS:

(A)      The Vendor carries on the Business (as hereinafter defined)

(B) The Vendor has agreed to sell and the Purchaser has agreed to purchase on and with effect from the Completion Date (as hereinafter defined) certain assets for the consideration and upon the terms and subject to the conditions hereinafter appearing

(C) The Vendor is in the same group as the Guarantor and the Guarantor has agreed to guarantee the obligations of the Vendor hereunder


NOW IT IS HEREBY AGREED as follows:

I.       INTERPRETATION

1.1 In this Agreement the following words and expressions shall have the following meanings:

         the "ACT": the Companies Acts 1985 to 1989;

         the "ASSETS": those assets owned by the Vendor set out in Schedule II;

         "ASSOCIATE": in relation to any person or body a group undertaking of that person or body or another person or body which is an "associate" of the first mentioned person or body within the meaning of Section 435 of the Insolvency Act 1986;

         "the BANK": Child & Co of 1 Fleet Street London EC4Y 1BD;

         the "BUSINESS": the business of the conversion and manufacture of flexible packaging films in particular for the food industry carried on at the Property by the Vendor;

        the "CLAIMS": all claims and rights arising after Completion to claim under any warranty, guarantee or indemnity given by any third party or under any policy of insurance taken out by the Vendor in relation to any asset hereby agreed to be sold;

        "COMPLETION": completion of the obligations of the parties required by Clause 6;

        "COMPLETION DATE": the close of business on Friday 28th June 1996;

        the "DISCLOSURE LETTER": a letter of even date herewith in the agreed form from the Vendor's Solicitors to the Purchaser's Solicitors and accepted by the latter immediately before signature hereof;

        "the EMPLOYEES": those employees of the Vendor engaged in the Business whose names are set out in Schedule I;

        "the ESCROW ACCOUNT": a deposit account to be opened at Completion in the joint names of the Purchaser's Solicitors and the Vendor's Solicitors at the Bank;

        "the ESCROW AGREEMENT": the agreement in the agreed form to be entered into between the parties hereto on Completion relating to the operation of the Escrow Account;

        "ENCUMBRANCE": includes any mortgage, charge, pledge, hypothecation, lien, assignment by way of security, title retention, option, right to acquire, right of pre-emption, right of set off, counterclaim, trust arrangement or other security, preferential right or agreement to confer security, or any equity or restriction (including any restriction imposed under the Act);

        the "ENVIRONMENTAL LEGISLATION": includes but is not limited to the Environment Act 1995, the Environmental Protection Act 1990, the Water Resources Act 1991, the Water Industry Act 1991, the Health & Safety at Work, etc. Act 1974, the Control of Pollution Act 1974, the Radioactive Substances Act 1993, the Clean Air Act 1993, the Alkali etc. Act 1906 and all other rules or provisions of treaty, convention, statute, local law or bylaw, common law or equity or otherwise and of any jurisdiction (including directives, regulations, circulars, codes of practice and guidance notes) concerning the environment, waste, pollution, contamination, noise, radiation, electro magnetic fields, vibration, health, safety, the conditions of the workplace, the condition of buildings or structures (including the presence of harmful or potentially harmful substances) (including, where the context permits, any license, authorisation or consent issued pursuant to any of the foregoing);

        the "INFORMATION": means

        (a) all deeds and documents evidencing title to the Property as listed in Schedule III;

        (b) all training, operating and health and safety manuals and records relating in each case directly and exclusively to the Assets;

        (c) the following relating to the Employees namely all contracts of employment, statements of terms and conditions of employment, collective agreements, staff handbooks, personnel files, forms P45 correctly completed and other employment records (if any);

        the "JOINT LETTER OF INSTRUCTION": the joint mandate and standing order instruction each in the agreed form in respect of the Escrow Account from the Purchaser's Solicitors and the Vendor's Solicitors to the Bank (which instructions shall be irrevocable save where further instructions are given to the Bank jointly by the Vendor's Solicitors and the Purchaser's Solicitors) instructing the Bank to pay from the Escrow Account by way of standing order 10,000 pounds sterling per week for 25 weeks to the account nominated by the Purchaser as set out in Clause 3.2, the first such payment to be made on 2nd July 1996;

        "PERSON": any person, firm, company or other incorporated or unincorporated body;

        the "PROPERTY": the leasehold property more particularly described in
        Schedule III and the land comprising thereof and any premises located thereon;

        the "PURCHASER'S SOLICITORS": Denton Hall of Five Chancery Lane, Clifford's Inn, London EC4A 1BU;

        "THE RAW MATERIALS": all the raw materials of the Vendor as at the Completion Date relating to the Business;

        "THE SCHEMES": all the Vendor's obligations to provide or increase or amend any life assurance, retirement, retirement benefit on termination, pension, death, benefit or payment, including any ex-gratia payments, to any Employee, or any spouse or dependent of any thereof;

        the "STOCK": all the finished stock of the Vendor as at the Completion Date relating to the Business;

        the "VENDOR'S SOLICITORS": Dibb Lupton Broomhead of 117 The Headrow, Leeds LSI 5JX;

        the "WARRANTIES": the warranties and representations set out in
        Schedule IV;

        the "WORK IN PROGRESS": all the partly finished goods and work in progress (other than Stock and Raw Materials) of the Vendor as at the Completion Date relating to the Business;

        the "1988 ACT": the Income and Corporation Taxes Act 1988;

        "IN WRITING": includes any communication made by letter of facsimile transmission.

1.2 A document is in the "AGREED FORM" if it is in the form of a draft agreed between the parties hereto on or before the date hereof.

1.3 For the purposes of this Agreement generally and of the Disclosure Letter a matter shall be treated as being within the knowledge information or belief of the Vendor if and only if such matter is within the actual knowledge information or belief of any one or more of the following persons namely J.P. Fishwick, P. Henry, G. Pearce and D. Kenny.

1.4 Headings are for ease of reference only and shall not be taken into account in construing this Agreement.

1.5 References in this Agreement to Clauses, sub-clauses, paragraphs and Schedules are references to those contained in this Agreement.

1.6 The Schedules to this Agreement are an integral part of this Agreement and reference to this Agreement includes reference thereto.

2.      SALE AND PURCHASE

2.1 The Vendor shall sell assign and transfer with full title guarantee and the Purchaser shall purchase for the consideration hereinafter set out as at and with effect from the Completion Date and free from Encumbrances all the following property and assets.

        (a)     the Property;

        (b)     the Assets;

        (c)     the Information;

        (d)     the benefit of the Claims.

2.2     The parties shall at Completion enter into the Escrow Agreement.

2.3 On Completion the Joint Letter of Instruction will be delivered to the Bank.

2.4 Within 10 working days of the Completion Date the Vendor agrees to remove at its own expense all Stock from the Property and the Purchaser agrees to give the Vendor such access and assistance as the Vendor shall reasonably require for this purpose.

2.5 After Completion the Vendor agrees to sell to the Purchaser at the Vendor's direct cost of acquisition, such of the Raw Materials as the Purchaser notifies the Vendor in writing that it wishes to acquire. Payment in respect of Raw Materials so acquired will be made by the Purchaser following receipt of an invoice from the Vendor, by the end of the month following the month of invoice.

2.6 With regard to Work in Progress the Vendor shall have no obligation to sell the same to the Purchaser but if it does not then it shall within 10 working days of the Completion Date remove the same at its own expense from the Property and the Purchaser agrees to give the Vendor such access and assistance as the Vendor shall reasonably require for this purpose.

2.7 The Purchaser agrees not for a period of 18 months from the date of this Agreement to operate a lamination machine at the Property.

3.      CONSIDERATION

3.1 On Completion the Purchaser will pay the sum of Pounds Sterling 830,000 (Eight Hundred and Thirty Thousand Pounds Sterling) to the Vendor.

3.2 The Vendor shall at Completion deposit the sum of Pounds Sterling 250,000 (two hundred and fifty thousand pounds sterling) in cleared funds into the Escrow Account, which sum shall be released from the Escrow Account to the Purchaser's bank account with Bank of Scotland 124 Colmore Row, Birmingham B3 3AU (Account No. 00244520), or to such other bank account as the Purchaser may hereafter notify to the Vendor in accordance with the Joint Letter of Instruction. If the Purchaser does so notify the Vendor of a different bank account then the Vendor shall promptly instruct the Vendor's Solicitors to instruct the Bank accordingly, failing which the Purchaser shall be entitled within 10 working days so to instruct the Vendor's Solicitors. The purpose of the payments pursuant to this Clause shall be to help meet the Purchaser's start-up costs to be incurred in respect of the transition of the Business from the Vendor to the Purchaser.

3.3 All interest accruing to the Escrow Account shall be the property of the Purchaser and the Joint Letter of Instruction shall provide for the distribution thereof to the Purchaser by the Bank immediately following the final payment made by the Bank pursuant to Clause 3.2.

3.4 All charges of the Bank relating to the Escrow Account shall be charged to the Escrow Account and shall be paid by the Purchaser.

4.      VALUE ADDED TAX

4.1 Subject to the provisions of this clause, the parties intend that the provisions of Article 5 of the Value Added Tax (Special Provisions) Order 1995 should apply to the sale hereunder and accordingly that the sale hereby contemplated should be treated as neither a supply of goods nor a supply of services for value added tax purposes.

4.2 The Vendor warrants that it is registered for value added tax as a taxable person for the purposes of its supplies made in connection with the Business. The Purchaser confirms that it is in the process of becoming registered for VAT.

4.3 The consideration payable pursuant to Clause 3 is exclusive of any value added tax properly payable in respect thereof. If H.M. Customs & Excise shall determine in writing after full disclosure of all material facts that value added tax is payable on the whole or any part of the consideration any such value added tax shall be paid by the Purchaser to the Vendor upon receipt of a valid value added tax invoice complying with the provisions of Part III of the Value Added Tax (General) Regulations 1995 and a copy of the determination by H.M. Customs & Excise and the documents disclosing all material facts.

4.4 The Vendor shall following Completion deliver to the Purchaser all the records which for value added tax purposes are required by
        Section 49(I)(b) Value Added Tax Act 1994 to be preserved by the Purchaser.

5.   PROPERTY INDEMNITY AND APPORTIONMENTS

5.1 In relation to the Property the National Conditions of Sale (Twentieth Edition) applicable to a sale by private treaty shall be incorporated herein so far as the same are not inconsistent with the express terms and conditions hereof and in the event of any conflict between the express terms and conditions hereof and the National Conditions the former shall prevail.

5.2 Apportionments in relation to the Property shall be dealt with in accordance with National Condition 6.

5.3 The Vendor confirms that (a) none of the Assets comprise the Landlord's property as defined and described in the "Factory Description" to the lease dated 16th January 1981 referred to in Schedule III and that (b) the title deeds to the Property have not been deposited with any third party by way of security and that no third party has any lien over the title deeds. The Vendor agrees to indemnify and keep indemnified the Purchaser from and against all and any demands, claims, actions, liabilities, losses (including loss of profit), costs, fines, judgments, penalties and expenses whatsoever incurred or suffered by the Purchaser as a result of or arising out of a breach of these representations.

5.4 If the title deeds referred to in Clause 5.3 are at any time after the date of this Agreement found by the Vendor, the Vendor shall forthwith forward them to the Purchaser's Solicitors.


6.   COMPLETION

6.1 Completion shall take place at the offices of the Vendor's Solicitors in Manchester on the Completion Date.

6.2  On Completion the Vendor shall deliver to the Purchaser:

     (a) vacant possession of the Property together with all documents of title thereto or copies thereof specified in Schedule III and evidence satisfactory to the Purchaser of the Landlord's consent to the assignment of the Property to the Purchaser;

     (b) the following duly executed by the Vendor or the Vendor's Solicitors respectively:

          (i)    this Agreement;

          (ii)   the Escrow Agreement;

          (iii)  the Joint Letter of Instruction;

          (iv)   an assignment of the Property;

     (c) all property hereby agreed to be sold which is capable of transfer by delivery (which delivery shall, unless otherwise agreed, take place at the then current location of such property);

     (d) the Information, other than forms P45 in relation to the Employees which shall be delivered to the Purchaser as soon as practicable and not later than 7 days after Completion;

     (e) a release or certificate of non-crystallisation (as appropriate) in a form acceptable to the Purchaser in respect of the fixed and floating charge dated 9th February 1994 in favour of Midland Bank PLC over the assets agreed to be sold hereunder;

                                       6.

     (f) confirmation to the satisfaction of the Purchaser of the payment to the Escrow Account referred to at Clause 3.2.

6.3  The Purchaser shall on Completion:

     (a) pay the consideration specified in Clause 3.1 by electronic funds transfer to the Vendor's Solicitors (at National Westminster Bank plc, 8 Park Row, Leeds branch, sort code 60-60-05, account number 86467654); and

     (b) deliver to the Vendor the following duly executed by the Purchaser or the Purchaser's Solicitors respectively:

          (i)    this Agreement;

          (ii)   the Escrow Agreement;

          (iii)  the Joint Letter of Instruction;

          (iv)   an assignment of the Property.

6.4 The sale and purchase of each of the assets hereby agreed to be sold are interdependent and shall be completed simultaneously.

6.5 The risk and the property in the assets hereby agreed to be sold shall pass to the Purchaser on Completion provided that no title or beneficial interest in any such asset capable of passing by delivery and hereby agreed to be sold shall pass to the Purchaser until actual delivery thereof.

6.6 The Vendor shall (and shall procure that all other necessary parties shall) in each case insofar as it is lawfully able to do so on and at all times after Completion execute and do all such deeds, documents, acts and things as the Purchaser shall reasonably require for assuring to and vesting in the Purchaser or its nominees the full legal and beneficial ownership of the assets hereby agreed to be sold.


7.   WARRANTIES

7.1 The Vendor hereby represents and warrants to and with the Purchaser (and its successors and assigns) in the terms of Schedule IV. The Warranties shall be separate and independent of each other, shall continue in full force and effect hereafter notwithstanding Completion and shall be and shall be deemed to be made and given at the date hereof. The provisions of
     Schedule V shall regulate the rights and obligations of the parties hereunder with regard to the Warranties.

7.2 None of the provisions of this Agreement or any documents ancillary hereto shall be or be deemed to be in any way qualified or discharged by reason of any information given to or coming into the possession of the Purchaser or its advisers (whether before or after Completion) except in so far as such information and its relevance in the context of this Agreement are fairly disclosed in the Disclosure Letter. The Purchaser confirms that as at the date of this Agreement it is not aware of any circumstances entitling it to bring a claim under the Warranties.

                                       7.

7.3 All sums payable to the Purchaser under this Agreement shall be paid without deduction, withholding, set off or counterclaim.

8.      EMPLOYEES

8.1 The Vendor and Purchaser hereby acknowledge that the transfer hereby contemplated is one to which the Transfer of Undertakings (Protection of Employment) Regulations 1981 (the "Regulations") apply. The Vendor and the Guarantor hereby confirm that all of the Employees are employed by the Vendor.

8.2 All salaries and other emoluments including overtime pay, sick pay, holiday pay, bonuses and commissions (together with all tax and national insurance contributions in respect thereof) and the cost of any other benefits (other than with regard to pension entitlements) relating to the Employees accrued as at Completion shall be borne by the Vendor in respect of all periods ending on or before (but not including) the Completion Date and with effect from the Completion Date shall be borne by the Purchaser. Payment of accrued holiday pay is taken into account in the consideration set out in clause 3.1 and there shall be no further apportionment in respect of accrued holiday pay.

8.3 The Vendor shall indemnify and keep indemnified the Purchaser from and against all costs (on a full indemnity basis), claims, expenses, demands, awards, judgments and liabilities whatsoever:

        (a) in connection with the Employees prior to the Completion Date during the period ending on the Completion Date including without limitation, any matter arising out of or in connection with any of the Schemes or arising out of any matter which occurred before the Completion Date for which the Vendor is or would have been liable but for the transfer of liability therefore to the Purchaser pursuant to the Regulations save to the extent that any such liability arises out of or in connection with the acceptance of a transfer payment in respect of rights accrued under the Schemes (which do not transfer pursuant to the Regulations) by a retirement benefits scheme in which the Purchaser participates; and/or

        (b)     arising from any of the particulars of the Employees set out in
                Schedule 1 or otherwise disclosed to the Purchaser being inaccurate or incomplete; and/or

        (c) in connection with any employees, consultants or former employees or consultants of the Vendor or any Associate of the Vendor other than the Employees.

8.4 The Vendor undertakes to authorise and hereby authorises each of the Employees to disclose to the Purchaser after Completion all information in his possession relating to the Business notwithstanding any term of his employment with the Vendor (whether express or implied) which would otherwise preclude him from so doing.

8.5 The Vendor confirms that it has complied with all its obligations (whether statutory, contractual or otherwise) to inform or consult trade union and/or any other representatives under the Regulations in connection with the sale pursuant to this Agreement save where the obligations of the Vendor are subject to the provision of information from the Purchaser which has not been provided.

8.6 The Purchaser shall indemnify and keep indemnified the Vendor from and against all costs (on a full indemnity basis), claims, expenses, demands awards, judgments and other liabilities whatsoever arising in connection with the employment of the Employees by the Purchaser during the period

                                       8.

        beginning on the Completion Date other than any matter which is the responsibility of the Vendor under the foregoing provisions of this Clause 8

9.      INDEMNITY

9.1 Each of the Vendor and the Purchaser hereby agree to indemnify and keep indemnified the other from and against all and any demands, claims, actions, liabilities, losses (including loss of profit), costs, fines, judgments, penalties and expenses whatsoever incurred or suffered by the other as a result of or arising out of any failure on the part of the Vendor or the Purchaser (as the case may be) fully and promptly to perform carry out and complete any of its obligations and liabilities under this Agreement.

9.2 In contesting, settling and dealing with any such claim the indemnified party shall from time to time give to the indemnifying party such information as the indemnifying party shall reasonably require and shall not without the prior consent in writing of the indemnifying party (such consent not to be unreasonably withheld) make any admission in relation thereto or settlement thereof.

10.     GUARANTEE

10.1 In consideration of the Purchaser agreeing to enter into this Agreement with the Vendor the Guarantor hereby irrevocably and unconditionally guarantees as a continuing guarantee the due and punctual payment or discharge of all sums which shall for the time being and from time to time (and whether now or hereafter) be due, owing, incurred or outstanding by or from the Vendor to the Purchaser pursuant to this Agreement and the due performance by the Vendor of all of the Vendor's obligations pursuant to this Agreement and the payment of all damages for or in respect of breach of this Agreement.

10.2 All sums payable hereunder by the Guarantor shall be paid immediately on demand by the Purchaser in full.

10.3 Without prejudice to the Purchaser's rights against the Vendor as between the Purchaser and the Guarantor, the Guarantor shall be liable hereunder as if it were the sole principal debtor and not merely a surety, and its liability hereunder shall not be released, discharged or diminished by:

        (a) any legal limitation, lack of capacity or authorization or defect in the actions of the Vendor in relation to, any invalidity or unenforceability of, or any variation (whether or not agreed by the Guarantor) of any of the terms of this Agreement, the bankruptcy, liquidation, insolvency, or dissolution of the Vendor or any change in any such person's identity, constitution, status or control; or

        (b) any forbearance, neglect or delay in seeking performance of the obligations of the Vendor, any granting of time, indulgence or other relief in relation to such performance, or any composition with, discharge, waiver or release of the Vendor, or

        (c) any other act, omission, fact or circumstance (whether or not similar to or of the kind referred to in (a) or (b) above) which might otherwise release, discharge or diminish the liability of a guarantor.

                                       9.

11.     AVAILABILITY OF INFORMATION

        The Vendor shall for a period of seven years following Completion on reasonable notice during usual business hours make available for inspection by the Purchaser or its representatives all the books of account and records (including computer records) which relate directly and exclusively to the assets sold and purchased hereunder and which have not been delivered to the Purchaser and in respect of which the Purchaser's request for access is reasonable, and shall for a period of seven years from the date hereof preserve and maintain such books and records.

12.     COSTS

        Each party hereto shall pay its own costs and expenses in relation to the preparation and execution of this Agreement and all documents ancillary hereto or thereto.

13.     GENERAL

13.1 This Agreement shall be binding upon, and shall enure to the benefit of, the Purchaser and its successors and assigns.

13.2 The Purchaser but not the Vendor or the Guarantor may assign or transfer all or any of its rights or benefits hereunder.

13.3 No failure or delay by the Purchaser or the Vendor (as appropriate) in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise by the Purchaser or the Vendor (as appropriate) of any right, power or privilege preclude any further exercise thereof or the exercise of any other right, power or privilege.

13.4 The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

13.5 No provision of this Agreement may be amended, modified, waived, discharged or terminated, otherwise than by the express written agreement of the Vendor and the Purchaser nor may any breach of any provision of this Agreement be waived or discharged except with the express written consent of the Vendor and the Purchaser.

14.     NOTICES

14.1 Any notice or other communication given or made under this Agreement shall be in writing and may be delivered to the relevant party or sent by first class (or airmail as the case may be) prepaid letter or facsimile transmission to the address of that party specified in this Agreement or to that party's facsimile transmission number thereat or such other address or number as may be notified hereunder by that party from time to time for this purpose and shall be effectual notwithstanding any change of address not so notified.

14.2    In the case of the Purchaser notices shall also be copied to:

        (a)     EPL Technologies Inc.
                200 Four Falls Corporate Center,
                Suite 315,
                West Conshohocken,
                PA 19428,
                USA

                marked for the attention of the President Fax: 001-610-834-7584;

        (b) the Purchaser's solicitors (marked for the attention of Rhea Leibmann and Anne Johnson) Fax: 0171-404 0087.

14.3 Unless the contrary shall be proved, each such notice or communication shall be deemed to have been given or made and delivered, if by letter, 48 hours after posting (4 days if airmail), if by delivery, when left at the relevant address and if by facsimile transmission, when transmitted.

15.     LAW

        This Agreement shall be governed by and construed in all respects in accordance with English law and the parties hereby submit to the non-exclusive jurisdiction of the English Courts as regards any claim or matter arising in relation to this Agreement.

IN WITNESS whereof this Agreement has been duly executed the day and year first above written

                           SCHEDULE 1 - THE EMPLOYEES

                        PRINTPACK EUROPE - GAINSBOROUGH

                                EMPLOYEE DETAILS



                                                                                                                  Notice
                                                                                                                Entitlement
  Name          Position            Service     Service To        Date of      Age At          Wage/Salary       @ 31/5/96
                                   Commenced     31/5/96           Birth      31/5/96                              (weeks)
- ----------------------------------------------------------------------------------------------------------------------------

STAFF
- ----------------------------------------------------------------------------------------------------------------------------

D. Jones           Office            2/12/91     4 yrs 5 mnths    17/4/69   27 yrs 1 mnths     10,389 pa
                Administrator                                                                pounds sterling           4
- ----------------------------------------------------------------------------------------------------------------------------
J. Lundy        QA Inspector         3/6/86      9 yrs 11 mnths   27/3/61   35 yrs 2 mnths     14,355 pa
                                                                                             pounds sterling           9
- ----------------------------------------------------------------------------------------------------------------------------

HOURLY PAID
- ----------------------------------------------------------------------------------------------------------------------------
G. Aitcheson    Printer/Leading     27/6/83     12 yrs 11 mnths    8/1/44   52 yrs 4 mnths     420.68 pw
                 Hand - 3 set                                                                pounds sterling            12
- ----------------------------------------------------------------------------------------------------------------------------
D. Andrews      Slitter - 3 set     23/1/84     12 yrs 4 mnths     3/2/62   34 yrs 3 mnths     338.12 pw
                                                                                             pounds sterling            12
- ----------------------------------------------------------------------------------------------------------------------------
D. Birkett        Service           24/9/90      5 yrs 8 mnths    15/6/63   32 yrs 11 mnths    313.56 pw
                Technician                                                                   pounds sterling             5
                  - 3 set
- ----------------------------------------------------------------------------------------------------------------------------
S. Boswell      Print Assistant     24/2/86     10 yrs 3 mnths    4/12/59   36 yrs 5 mnths     326.91.pw
                   - 3 set                                                                   pounds sterling            10
- ----------------------------------------------------------------------------------------------------------------------------
R. Burnand      Printer - 3 set     22/8/83     12 yrs 9 mnths     7/8/65   30 yrs 9 mnths     394.12 pw
                                                                                             pounds sterling            12
- ----------------------------------------------------------------------------------------------------------------------------
P. Curtis       Print Assistant     24/8/87      8 yrs 9 mnths    30/9/64   31 yrs 8 mnths     326.91 pw
                   - 3 set                                                                   pounds sterling             8
- ----------------------------------------------------------------------------------------------------------------------------
T. Dargan       Slitter - 3 set      3/1/90      6 yrs 4 mnths    26/6/69   26 yrs 11 mnths    312.44 pw
                                                                                             pounds sterling             6
- ----------------------------------------------------------------------------------------------------------------------------
A. Gadsby         Service           11/12/89     6 yrs 5 mnths     1/5/52   44 yrs 0 mnths     313.56 pw
                Technician                                                                   pounds sterling             6
                   - 3 set
- -----------------------------------------------------------------------------------------------------------------------------
M. Guilliat     Engineer             3/8/87      8 yrs 9 mnths   10/11/60   35 yrs 6 mnths     338.35 pw
                                                                                             pounds sterling             8
- -----------------------------------------------------------------------------------------------------------------------------
A. Hayes        Printer - 3 set     30/8/83     12 yrs 9 mnths   25/12/56   39 yrs 5 mnths     394.12 pw
                                                                                             pounds sterling            12
- -----------------------------------------------------------------------------------------------------------------------------
P. Hilton       Printer/Leading      9/3/81     15 yrs 2 mnths    29/4/46    50 yrs 1 mnth     420.68 pw
                 Hand - 3 set                                                                pounds sterling            12
- -----------------------------------------------------------------------------------------------------------------------------
D. Horton       Stereo Operator     16/6/86      9 yrs 11 mnths    5/3/69    27 yrs 2 mnths    347.47 pw
                   - 3 set                                                                   pounds sterling             9
- -----------------------------------------------------------------------------------------------------------------------------
R. Hought       Print Assistant      4/6/84     11 yrs 11 mnths  24/10/46    49 yrs 7 mnths    326.91 pw
                   - 3 set                                                                   pounds sterling            11
- -----------------------------------------------------------------------------------------------------------------------------
M. Irving       Stereo Operator     22/2/82     14 yrs 3 mnths    12/5/65    31 yrs 1 mnth     347.47 pw
                   - 3 set                                                                   pounds sterling            12
- -----------------------------------------------------------------------------------------------------------------------------


                                                                                                                        Notice
                                                                                                                      Entitlement
  Name             Position        Service        Service To      Date of         Age At          Wage/Salary         at 5/31/96
                                  Commenced        31/5/96         Birth         3/15/96                                (weeks)
- ----------------------------------------------------------------------------------------------------------------------------------
R. Littlewood   Slitter - 3 set    4/7/83          12 yrs 10     14/11/64      31 yrs 6 mnths       338.12 pw            12
                                                     mnths                                        pounds sterling

C. Littlewood   Slitter - 3 set    22/9/81      14 yrs 8 mnths    2/1/58       38 yrs 4 mnths       343.12 pw            12
                                                                                                  pounds sterling

J. Marrone      Slitter - 2 set    4/1/83       13 yrs 4 mnths   15/10/65      30 yrs 7 mnths       312.44 pw            12
                                                                                                  pounds sterling

S. Olivant      Slitter - 2 set    9/7/90       5 yrs 10 mnths    24/8/64      31 yrs 9 mnths       312.44 pw             5
                                                                                                  pounds sterling

T. Phillips     Printer - 3 set    23/3/81      15 yrs 2 mnths    18/7/54      41 yrs 10 mnths      401.81 pw            12
                                                                                                  pounds sterling

A. Waugh        Slitter - 2 set    28/11/83     12 yrs 6 mnths    22/8/62      33 yrs 9 mnths       312.44 pw            12
                                                                                                  pounds sterling

B. Gleadell     Printer/Leading    11/3/96       0 yrs 2 mnths    18/6/65      30 yrs 11 mnths      420.68 pw             2
                 Hand - 3 set                                                                     pounds sterling

D. Morton           Service        8/4/96        0 yrs 1 mnth     22/6/62      33 yrs 11 mnths      313.56 pw             2
                   Technician                                                                     pounds sterling
                    - 3 set

G. Peace          Operations       12/9/74      21 yrs 9 mnths                                       28002 pa            --
                   Manager                                                                        pounds sterling


                        SCHEDULE 2 -- THE ASSETS

GAINSBOROUGH ASSETS

Laboratory Equipment

Scales
Gretag Densitometer
Short Gloss Meter
Heat seal tension recorder
Davenport slip tester
Unicam gas chromatograph PC and Epson printer
Heat sealer

Wrapping Area

Woodchild core cutter
Jungheinrich electric hand truck

Ductwash Area

Gateway wash unit
Gateway solvent recovery plant and chiller

Warehouse

Pallet tacking
1 Reach FLT (on lease from Jungheinrich)

Ink Department

Solvent storage tank (20,000 ltrs) in bound with pumps

Offices

Desks, filing cabinets and two PC's

Buildings

Single storey and two storey office area of 19,000 sq ft equipped with fire security system by Redcar ADT.

Specialised conversion by constructing administration and laboratory block and flammable ink store to local fire officers specification.

Provision of all engineering services distribution and all lighting systems together with localised ventilation.

GAINSBOROUGH ASSETS
GLFASS0296      Viscocels
GLFASS5019      Rossini Steeves (18)
                Rossini Mandrels (11)
                Plate cylinders (262)
GLFASS5031      Press Safety
GLFASS6037      Tutrel Modification
GLFASS5042      Lable Printer
                Polymer Unit
GLFASS5044      Polymer Unit - new lamps
GLFASS5046      Stretch Wrapper
GLFASS5071      Compressor Atlas Copco
                Compressor Ingersoll Rand
                Densag Air Dryer
                Cold Water Chiller
230/01          Factory Refurbishment
25/01           Improve Gainsborough - Special Overhead Clean
25/02           Improve Gainsborough - Cleaning, Painting, Building
                repairs and improvement.
25/03           Improve Gainsborough - Compliance to
                ADAS hygiene standards with regard to
                flyscreens fast acting doors and waste
                containment.
424/01          Computerised Scale
403/01          Register Splines
402/01          Doctor Blades
407/01          Reel Hoists
206/01          1 Mounter Proofer
                1 Mounter Proofer  model 309/435
207/01          Production Lines:
                1 VK 6 Colour Flexo Press (1981)
                1 Eidec DB60 Stiller (1981)
                1 Eldex rewinder (1981)
                Installation:
                1 VK 660 6 Colour Flexo Press (1987)
                1 Eidec D860 Stiller (1987)
                Installation

                                       13A

                                  SCHEDULE III
                               LEASEHOLD PROPERTY


Unit L614.01 Heapham Road, Industrial Estate, Gainsborough, Lincolnshire comprised in:

1. A lease made 16 January 1981 between the English Industrial Estates Corporation (1) Pakcel Converters Limited (2) British Sidac Limited; and

2. A lease made 28 September 1988 between the English Industrial Estates Corporation (1) Pakcel Limited (2) British Rayophane Limited (3)



                                      14.

                                  SCHEDULE IV
                                 THE WARRANTIES

                          VALIDITY AND INTERPRETATION


1.1 The signature, execution and performance of this Agreement and all documents ancillary hereto by the Vendor and the Guarantor have been duly authorised and are within the corporate power of the Vendor and the Guarantor.

1.2 The execution and performance of this Agreement by the Vendor and the Guarantor are not prohibited or restricted by any law or any other matter or thing and in particular but without prejudice to the generality of the foregoing are not subject to the approval or consent of any person, authority or body.

1.3 The Vendor has not been party to any transaction as a result of which any of the assets hereby agreed to be sold are liable to be transferred or re-transferred to a person other than the Purchaser nor has the Vendor or the Guarantor suffered the appointment of any receiver, administrative receiver, administrator or liquidator or any petition for its winding up or dissolution or for the making of an administration order and no circumstances exist which are likely to give rise to any such appointment or petition.


                                THE INFORMATION

2.1 The Information is complete, up to date and fully, properly, accurately and consistently made-up, kept and completed, provided that in relation to those items referred to in paragraph (b) of the definition of Information this Warranty shall be given in all material respects only.

2.2 All of the Information is recorded, stored, maintained or operated or otherwise held by means which, and all means of access to and from which, will be under the exclusive ownership and direct control of the Purchaser on and from Completion.


3.      ENVIRONMENTAL

3.1 The Vendor has not received notification of and is further not aware of any breach of any Environmental Legislation in connection with the operation of the Business.

3.2 Annexed to the Disclosure Letter are copies of all correspondence between either of the Vendor and the Guarantor and West Lindsey District Council in the year ending on the date of this Agreement relating to compliance with Environmental Legislation in relation to the Business.


                                     ASSETS

4.1 All the assets hereby agreed to be sold (other than the Property) are in the sole legal and beneficial ownership of the Vendor free from any Encumbrance, lease, finance lease, hire or hire purchase agreement, agreement for payment on deferred terms, agreement for retention of title or judgment and so far as the Vendor is aware there are no arrangements in force or claimed entitling any person to any of the foregoing.

4.2 With regard to all tangible assets hereby agreed to be sold, the Vendor hereby confirms that since such assets were inspected by the Purchaser on 25th June 1996, the Vendor has taken good and


                                      15.

        proper care of the same, has not intentionally done or omitted to do anything as a result of which such assets might be in a worse state or condition than they were at the date of such inspection and further since that date the Business has been carried on by the Vendor in the ordinary and proper course.

4.3 No consent or approval of any kind is required from any third party for the assignment to the Purchaser of any of the assets hereby agreed to be sold, other than Landlord's consent to the assignment of the Property.

4.4     The computer system employed by Vendor in the Business:

        (a) has been properly used maintained and serviced in accordance with the manufacturer's instructions;

        (b) has not been, and the Vendor has no reason to believe will be susceptible to breakdown, malfunction or failure and has at all material times functioned in a manner which would be satisfactory to a reasonably skilled person engaged in the same type of business.

5.      LAND

5.1 The Vendor is the sole legal and beneficial owner of the Property and the Vendor has not received notice of any breach of any covenant, restriction or provision affecting the same; none of the same has been waived and the Vendor is not under any liability to any person in respect of any past failure to so comply.

5.2 The Vendor occupies and uses the Property solely for the purpose of conducting its business and has quiet enjoyment thereof and the activities of the Vendor and every tenant and licensee of the Vendor carried on at the Property and so far as the Vendor is aware the use to which the Property is and has been put in relation to the Business do not contravene Town and Country Planning or other legislation or any requirement of any local or other relevant authority.

5.3     Without prejudice to the generality of the foregoing:

        (a) the Property and every part thereof is free from any lease, sub-lease, licence, easement or rent charge (save as may be listed in the Disclosure Letter) and free from any covenant, restriction, provision or planning or other consent or licence of an unusual or onerous nature or adversely affecting the value, use or enjoyment thereof and the Vendor is not aware of any outstanding notices or orders, charges, rights or powers of entry or possession or other circumstances affecting the Property which might adversely affect such value use or enjoyment;

        (b) no advance payment or commutation of future rents or licence fees has been accepted in respect of any lease, sub-lease, tenancy, service occupancy or licence affecting the Property.

        (c) in the case of any part of the Property which is leasehold all rents have been reviewed at the times and in the manner specified in the relevant lease, there are no rent reviews in the course of being determined or otherwise outstanding or unimplemented at the date hereof and save as may be contained in the leases there are no rights for the Lessor to determine

                                  16.

        any such lease other than by way of forfeiture for non-payment of rent or breach of covenant;

(d) so far as the Vendor is aware there are no outstanding orders or notices (whether under the Landlord and Tenant Act 1954 or otherwise) overriding interests (as defined in the Land Registration Act 1925) or land charges affecting the Property and so far as the Vendor is aware there are no proposals (including without limitation compulsory purchase road widening, building or re-routing) or other circumstances which might adversely affect the Property or any part thereof or the use or value thereof or restrict access thereto;

(e) so far as the Vendor is aware no planning consent has been refused or granted subject to unusual or onerous terms in respect of the Property or any part thereof and there is no agreement with any planning authority relating to the use or development of the Property or any part thereof or the modification of any planning permission in respect thereof;

(f) the Property has not been and is not affected by any nuisance, pollution, noise, vibration or other factors adversely affecting the Vendor's use or other rights in respect thereof;

(g) all rates, rents, service charges and other outgoings payable by or to the Vendor have been paid in full for the period ending on the date hereof;

(h) no claims against the Vendor are outstanding or so far as the Vendor is aware likely to arise in relation to any obligation to contribute to common services or other facilities enjoyed by the Property or to repay any compensation received in respect of the Property;

(i) the Property is not affected by any surcharge imposed or liable to be imposed under the Local Government Act 1974;

(j) the replies to written enquiries made by the Purchaser's solicitors concerning the Property have been given after making due and diligent enquiry and are true and accurate;

(k) the access road leading to the Property has been maintained in good repair;

(l) there is in force a valid fire certificate for each building on the Property and the Vendor has received no notice of any breach of any of the conditions therein contained;

(m) so far as the Vendor is aware, no wood wool, high alumina cement, asbestos, toxic or other dangerous or hazardous materials, wastes or substances have been used or kept or stored or manufactured at the Property or any part thereof and in this respect all requirements, restrictions and regulations (whether statutory or otherwise) have been complied with in full;

(n) no notice has been received by the Vendor that the Property may suffer from defects in design, construction or fitting out which might adversely affect the health of people working at or visiting such Property;

(o) so far as the Vendor is aware, the condition of the Property and every part thereof accords with all relevant statutory and other obligations concerning the use of the same excluding any Environmental Legislation;

(p) the deed of grant dated 9th July 1987 made between the English Industrial Estate Corporation and the Yorkshire Electricity Board does not materially affect the use and enjoyment of the Property;



                                      17.

6.   GRANTS

     Full particulars of all subsisting regional development, interest relief and other grants made to the Vendor in relation to the Business in the 18 months ending on the date of this Agreement have been disclosed in writing to the Purchaser in the Disclosure Letter. There are no circumstances under which the reduction, reclaim or forfeiture of any subsisting grant in respect of the Business might result in any cost or liability to the Purchaser.

7.   EMPLOYMENT ETC

7.1 Complete and accurate details of the terms of employment or engagement of all the Employees (including, without limitation, details of their length of service, relevant service with previous employers, their dates of birth, job descriptions, remuneration, benefits and other perquisites, whether or not legal entitlements) have been specified in the Disclosure Letter; the Employees comprise all the employees engaged in the Business (as the same has hitherto or is conducted in or at the Property); the Vendor is under no obligation (whether legally enforceable or not) to increase any such remuneration or alter any such other terms and no indications have been given to any of the Employees or their representatives of the amount of the next review of salaries/terms of employment.

7.2 No Employee, agent or consultant of the Vendor engaged or working at the Property has ceased to be employed by or be under contract to the Vendor in circumstances in which he or she could claim damages or compensation and no Employee is to the best of the knowledge information and belief of the Vendor contemplating leaving the Vendor or under threat of dismissal or termination.

7.3 Complete and accurate particulars of the entitlements of each Employee (whether legally enforceable or not) to receive any life assurance, redundancy, termination, death, health or disability benefit or payment and to participate in any share incentive, share option, profit sharing bonus or other incentive scheme have been specified in the Disclosure Letter.

7.4 There is no recognition, wage bargaining, closed shop or other collective or similar agreement, arrangement or understanding in force, proposed, observed or taken account of in relation to the Business or any Employee or any terms or conditions of employment with any trade union staff association or other organisation representing the Employees; there is no dispute (current or threatened) in relation to the Business with any trade union or similar organisation or any sections of its workforce; and there is not and there has not been during the immediately preceding period of 2 years any strike, lockout or other labour related dispute or industrial action affecting the Business.

7.5 No Employee has given the Vendor any indication that he will leave his employment as a result of the transactions contemplated by this Agreement.

7.6 All obligations of the Vendor in relation to PAYE National Insurance contributions (both employers' and employees') and pension contributions payable in respect of the employment of the Employees have been fully and promptly complied with and are paid in full up to the date hereof.

7.7 There are no amounts owing to any of the Employees other than remuneration accrued due or for reimbursement of reasonable expenses properly incurred in the Business during the period of two months prior to the Completion Date.

7.8 So far as the Vendor is aware, having made reasonable and relevant enquiries to the best of its endeavours, no person other than an Employee has a contract of employment or any contract for services with the Vendor and is employed or working in the Business now or hitherto conducted at the Property nor has the Vendor offered a contract of employment or contract for services to any person, company or other business entity.

7.9 There are no persons, other than the Employees who previously worked in the Business and who are on maternity leave, absent on grounds of disability or other leave of absence and have or may have statutory or contractual rights to return to work in the Business.

7.10 As at the Completion Date there are no outstanding industrial injury or other claims by any Employee against the Vendor.

7.11 The Vendor has complied fully with all equal pay, equal entitlement, sex discrimination and other discrimination legislation including Article 119 of the Treaty of Rome.

7.12 So far as the Vendor is aware, as at the Completion Date the Employees have a working environment and working practices which are in compliance with health and safety legislation.

7.13 In relation to the Business no external investigations are currently taking place or have taken place in the 2 years before the date hereof in respect of accidents, injuries, illness, disease or any other harm to the health and safety of employees or contractors of the Vendor and the Vendor is not aware of any facts or circumstances which may lead to any such investigations.

7.14 So far as the Vendor is aware, none of the Employees has in the period of 12 months ending on the date of this Agreement, had a bankruptcy petition presented against him or has been disqualified from acting as a director of a company for any period or has been convicted of or had been charged with and not acquitted of any criminal offence (other than traffic offences the subject of a fixed penalty fine).

8.      PENSIONS

8.1 Complete and accurate particulars (including copies of all relevant documents) of the Schemes have been specified in the Disclosure Letter.

8.2 The Schemes have exempt approved status under Chapter I of Part XIV of the Income and Corporation Taxes Act 1988 and there is no ground on which such approval could be withdrawn or could cease to apply.

8.3 In relation to the Employees, the Schemes have been operated in accordance with all equal pay, equal entitlement, sex and other discrimination legislation including Article 119 of the Treaty of Rome.

8.4 No claim has been made or threatened against the Vendor or the trustees or administrators of any of the Schemes, or against any person whom the Vendor is or may be liable to indemnity or compensate, by or in respect of any of the Employees in connection with any of the Schemes (other than routine claims for benefits) and the Vendor is not aware of any circumstances which may give rise to any such claim.

8.5 No promise, assurance or undertaking has been given to any Employee as to admission to any of the Schemes, augmentation, provision of benefit or payment of contributions under any discretion or power under any of the Schemes on terms which would not otherwise have applied had the discretion or power not been exercised.

                                      19.

                                   SCHEDULE V
                 VENDOR PROTECTION IN RESPECT OF THE WARRANTIES


1. The provisions of this Schedule apply despite (and prevail over) any other provision of this Agreement and are in addition to the Purchaser's general legal obligations to mitigate any loss or damage it may suffer.

2.      The Purchaser confirms that subject to paragraph 10 hereof:

2.1 in entering into this Agreement, it relies on no warranties, representations, undertakings, indemnities or other information except for any expressly set out in this Agreement;

2.2 it waives any rights it may have in respect of any information, advice or assurance it may have received other than expressly set out in this Agreement, and

2.3 it agrees that recission shall not be available as a remedy for any breach of this Agreement and agrees not to claim that remedy.

3. The Purchaser shall not be entitled to make a claim under the Warranties if and to the extent that the facts or information upon which it is based are fairly disclosed in the Disclosure Letter.

4. The Purchaser shall not be entitled to make a claim under the Warranties to the extent that it arises only as a result of the retrospective change or interpretation of law.

5. The Purchaser shall have no right to recover in respect of any claim under the Warranties unless and until the aggregate liability of the Vendor (but for this paragraph) in respect of all claims under the Warranties would exceed 25,000 pound sterling but if such aggregate liability should exceed that sum the Vendor shall be liable for the full amount of the claim (subject to paragraph 6 below) and not merely for the excess over that sum.

6. The Purchaser shall have no right to recover in respect of any individual claim under the Warranties in respect of which the liability of the Vendor (but for this paragraph) would not exceed 5,000 pound sterling and any such claim shall be discounted in calculating the aggregate liability of the Vendor for the purposes of paragraph 5.

7. The maximum liability of the Vendor in respect of all claims under the Warranties shall not exceed 600,000 pound sterling.

8. The Vendor shall not be liable in respect of any claim under the Warranties unless particulars of that claim (with sufficient detail to enable the Vendor to identify the basis of the claim and the Purchaser's best estimate of the quantum of the claim and how this has been quantified) are given in writing to the Vendor not later than 18 months after the date of this Agreement.

9. If the Purchaser becomes entitled to be indemnified by or to recover from any other person in respect of a matter which would give rise to a claim under the Warranties the Purchaser shall procure that:

9.1 the Vendor is notified as soon as possible after the Purchaser becomes aware of both the possible entitlement and the related claim under the Warranties; and

9.2 before enforcing the claim under the Warranties against the Vendor, all steps are taken at the Vendor's sole cost and expense which the Vendor reasonably requests to enforce the indemnity or right of recovery.



                                      20.

10. The provisions of this Schedule V shall not apply in respect of any claim resulting from fraud or from the Vendor or any person on its behalf making any statement, promise or forecast which that person knows to be misleading, false or deceptive, or dishonestly concealing any material fact.





SIGNED BY

/s/
- -------------------------------------
DULY AUTHORISED FOR AND ON BEHALF OF
PRINTPACK EUROPE (ST. HELENS) LIMITED





SIGNED BY

/s/
- -------------------------------------
DULY AUTHORISED FOR AND ON BEHALF OF
EPL FLEXIBLE PACKAGING LIMITED





SIGNED BY

/s/
- -------------------------------------
DULY AUTHORISED FOR AND ON BEHALF OF
PRINTPACK EUROPE LIMITED



                                      21.